EXHIBIT 32.2

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

    In connection with this quarterly report on Form 10-Q of Tennessee Valley Financial Holdings, Inc., I, Kenneth F. Scarbro, Chief Financial Officer and Vice President (Principal Financial and Accounting Officer) of Tennessee Valley Financial  Holdings,  Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the report fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)    the information contained in the Report fairly  presents,  in all material respects,  the  financial  condition  and  results  of  operations  of  the Tennessee Valley Financial Holdings, Inc.

         This Certification is signed on May 15, 2008.

                                                /s/Kenneth F. Scarbro
                                                Kenneth F. Scarbro
                                                Chief Financial Officer and Vice President